POWER OF ATTORNEY

 Know all by these presents that the undersigned hereby constitutes and appoints

NANETTE W. MANTELL, ESQ. and EDWARD P. BROMLEY, ESQ., or either of them acting
or
signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an
officer and/or director of DUSA Pharmaceuticals, Inc. (the "Company"), Form ID
Application, Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities
Exchange Act of 1934 and the rules thereunder;

(2)  do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form ID Application,
Form
3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any

stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such
attorney-in-fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation,
hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and
powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in
such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of
the undersigned's responsibilities to comply with Section 16 of the Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in
securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of July, 2010.

Signature:  /s/ Alfred Altomari

Print Name:  Alfred Altomari